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                                                                     EXHIBIT D

                             Joint Filing Agreement

     In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, the undersigned hereby agree to the joint filing with each other on behalf of each of them of this statement on Schedule 13D (including amendments thereto) with respect to the Common Stock, $0.01 par value per share, of Ramtron International Corporation, and that this Agreement be included as an Exhibit to such joint filing. This Agreement may be executed in any number of counterparts all of which taken together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the undersigned hereby execute this Agreement this 9th day of February, 2001.

                                                INFINEON TECHNOLOGIES AG


                                                By:  /s/ Michael von Eickstedt
                                                    ---------------------------
                                                Name:  Michael von Eickstedt
                                                Title: General Counsel

                                                By:  /s/ Horst Meyer
                                                    ---------------------------
                                                Name:  Horst Meyer
                                                Title: Corporate Legal Counsel


                                                SIEMENS AG

                                                By:  /s/ Neils Hartwig
                                                    ---------------------------
                                                Name:  Neils Hartwig
                                                Title: Corporate Counsel

                                                By:  /s/ Dr. Otmar Schmitt
                                                    ---------------------------
                                                Name:  Dr. Otmar Schmitt
                                                Title: Director, Finance